Exhibit 1.1.2



                        1,400,000 Shares of Common Stock
               1,600,000 Redeemable Common Stock Purchase Warrants


                           THE TRANSLATION GROUP LTD.

                             UNDERWRITING AGREEMENT
                             ----------------------
                                                             Boca Raton, Florida
                                                              ____________, 1996

WERBEL-ROTH SECURITIES, INC.
As Representative of the
The Underwriters listed on Schedule A hereto
150 East Palmetto Park Road
Suite 380
Boca Raton, Florida 33432

Ladies and Gentlemen:


         The Translation Group, Ltd., a Delaware corporation (the "Company") confirms its agreement with Werbel-Roth Securities, Inc. ("Werbel-Roth") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11), for whom Werbel-Roth is acting as representative (in such capacity, Werbel-Roth shall hereinafter be referred to as "you" or the "Representative"), with respect to the sale by the Company and Theodora Landgren, Chairman, Chief Operating Officer and Director ("Initial Selling Securityholder") and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 1,200,000 shares of Common Stock, par value $.001 per share, of the Company ("Shares") from the Company, 200,000 shares of Common Stock, par value $.001 per share, of the Company ("Initial Selling Securityholder's Shares") from the Initial Selling Securityholder and 1,600,000 Redeemable Common Stock Purchase Warrants, each of which, upon exercise, entitles the holder thereof to purchase one share of Common Stock during the three years following the date hereof at a price of




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$4.00 per share  ("Warrants"),  from the Company,  in the respective amounts, as set forth in Schedule A hereto. The Shares, Warrants and Initial Selling Securityholder's Shares are hereinafter referred to as the "Securities."

         Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also sell to the Underwriters acting severally and not jointly, up to an aggregate of 210,000 shares of Common Stock (the "Option Shares") and
240,000 Warrants (the "Option Warrants" for the purpose of covering over-allotments, if any. Such Option Shares and Option Warrants are hereinafter collectively referred to as the "Option Securities." The Company also proposes to issue and sell to you warrants (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of an additional 120,000 shares of Common Stock and 160,000 Warrants. The Common Stock, Warrants and Common Stock underlying the Warrants issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Securities, the Option Securities, the Representative's Warrants and the Representative's Securities are more fully described in the Registration Statement and the Prospectus referred to below.

         1. Representations and Warranties of the Company and the Initial Selling Securityholder. The Company and/or Initial Selling Securityholder represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:


                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-8857), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Securities"), under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Rules and Regulations), is hereinafter called the "Registration




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Statement",  and the  form of  prospectus  in the  form  first  filed  with  the
Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

                  (b) Neither the Commission nor any state regulatory  authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

                  (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein) and each Option Closing Date (as defined herein), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                  (d)  The  Company  has  been  duly  organized  and is  validly existing as a corporation in good standing under the laws of the state of its incorporation. Except as set forth in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. The Company has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies, to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                  (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, Representative's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when paid for and issued, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any shareholder, have been duly authorized and, when paid for, issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                  (f) The financial statements of the Company together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in cash flow, changes in shareholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operations, properties, business, or results of operations of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the businesses of the Company conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Financial Information," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited and unaudited financial statements included in the Prospectus.

                  (g) The Company (i) has paid, accrued or otherwise reserved for, all federal, state, local, and foreign taxes required to be paid, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such Taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

                  (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities from the Company and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

                  (i) The Company has, including, but not limited to, general liability, product and property insurance, which insures the Company and its employees against such losses and risks generally insured against by comparable businesses. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) has no disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

                  (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding, domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, shareholders' equity, value, operations, properties, business or results of operations of the Company.

                  (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, the Representative's Securities, enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement, and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms subject to bankruptcy, insolvency, and creditor's rights and the application of equitable principles in any action legal or equitable, and none of the Company's issue and sale of the Securities, the Representative's Securities, execution or delivery of this Agreement or the Representative's Warrant Agreement its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the articles of incorporation or bylaws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                  (l) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, or the Representative's Warrants, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Securities, and the Representative's Warrants to be sold by the Company hereunder.

                  (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which they may be bound or to which its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company enforceable against the Company, as the case may be, in accordance with respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                  (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any material change in or affecting the general affairs, management, financial operations, shareholders equity or results of operations of the Company.

                  (o) No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, shareholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

                  (p) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in material compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, is imminent.

                  (q) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section
4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multi-employer plan."

                  (r) The Company, nor any of its officers, directors, partners, "affiliates" or "associates" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) has ever taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

                  (s) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing; and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                  (t) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, as the case may be, or its employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company. The Company is not aware of any such development of similar or identical trade secrets or technical information by others.

                  (u) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its intellectual property in all material aspects.

                  (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                  (w) Votta and Company, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations and have been retained by the Company as its auditors.


                  (x) Except as provided herein and in the Registration Statement, the Company has caused to be duly executed legally binding and enforceable agreements ("Lock-up Agreements") pursuant to which the Company's shareholders and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock have agreed not to, directly or indirectly, publicly offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than twenty-four (24) months following the effective date of the Registration Statement without the prior written consent of the Representative; provided, however, that the holders, set forth in the Alternative Prospectus contained as part of the Registration Statement, of an aggregate 482,000 shares of Common Stock shall be permitted to sell their securities as described in the Registration Statement and that the holders of the 300,000 Warrants included in the Registration Statement under the Alternate Prospectus shall be permitted to sell their securities at any time after eighteen (18) months following the effective date of the Registration Statement. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. Except for the issuance of shares of capital stock by the Company in connection with a dividend, recapitalization, reorganization or similar transaction or as a result of the exercise of warrants or outstanding options disclosed in the Registration Statement, the Company shall not, for a period of eighteen (18) months following the Closing Date, directly or indirectly, offer, sell, issue or transfer any shares of its capital stock, or any security exchangeable or exercisable for, or convertible into, shares of the capital stock, without the prior written consent of the Representative, except the Company may issue options, not to exceed

300,000 options (without the prior written consent of the Representative) pursuant to the Company's Stock Option Plan.

                  (y) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company, or any of its officers, directors, shareholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD"); additionally, the Company further represents that other than the forty thousand (40,000) warrants exercisable at $1.50 issued to the placement agent no payments of consideration of any type have been made by it over the twelve (12) months prior to (with the exception of a fee paid for a private placement for funds raised of approximately $602,500) the execution of this letter to any person or entity who has had an affiliation with an NASD brokerage firm.

                  (z) The Common Stock and Warrants have been approved for quotation on the National Association of Securities Dealers Automated Quotation System as a small cap issue ("NASDAQ/SmallCap").

                  (aa) To the Company's best knowledge, no funds or assets of the Company have been used for illegal purposes; no unrecorded funds or assets of the Company been established for any purpose; no accumulation or use of the Company's corporate funds or assets have been made without being properly accounted for in the respective books and records of the Company; all payments by or on behalf of the Company have been duly and properly recorded and accounted for in the Company's books and records; no false or artificial entry has been made in the books and records of the Company for any reason; no payment has been made by or on behalf of Company with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payments; the Company has not made, directly or indirectly, any illegal contributions to any political party or candidate. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                  (bb) Except as set forth in the Prospectus, no officer, director, shareholder or partner of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company; or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under

"Management"  or  "Certain   Transactions,"   there  are  no  existing  material
agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, Principal Shareholder (as such term is defined in the Prospectus) of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

                  (cc) Any certificate signed by any officer of the Company and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (dd) The minute book of the Company has been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and shareholders of the Company since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all respects.

                  (ee) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.


                  (ff) The Company has as of the effective date of the Registration Statement (i) entered into an employment agreement with each of Theodora Landgren and Charles D. Cascio in the forms filed as Exhibits 10.2 and 10.3, respectively, to the Registration Statement, and (ii) purchased, or will purchase within thirty (30) days of the Closing Date term keyman life insurance on the life of Theodora Landgren. The policy shall provide for coverage in the amount of $2,000,000, and the policy shall name the Company as the sole beneficiary thereof.


                  (gg) The Initial Selling Securityholder will have on the Closing Date, good, valid and marketable title to securities listed on Schedule A hereto to be sold by such Initial Selling Securityholder to the Underwriters, free and clear of any liens, charges, claims, encumbrances, pledges, security interests, restrictions, equities, stockholders' agreements, voting trusts or defects in title whatsoever; and upon delivery of such Securities and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive good and marketable title to such Securities purchased by it from such Initial Selling Securityholder, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, restriction, equity, shareholders' agreement, voting trust, community property right or defect in title whatsoever; and other than as described in the Registration Statement and the Prospectus or created hereby, there are no outstanding options, warrants, rights, or other agreements or arrangements requiring such Initial Selling Securityholder at any time to transfer any Securities to be sold hereunder by such Initial Selling Securityholder.

                  (hh) Such Initial Selling Securityholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representative, a Power of Attorney (the "Power of Attorney") with ___________ as attorney-in-fact, (an "Attorney-in-Fact"), and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with ____________________ as custodian (the "Custodian"); each of the Power of Attorney and Custody Agreement constitutes a valid and binding obligation of such Initial Selling Securityholder, enforceable in accordance with its terms subject to bankruptcy, insolvency and creditor's right; such Initial Selling Securityholder's Attorney-in-Fact, acting alone, is authorized to execute and deliver the certificate(s) evidencing the Securities to be sold to the Underwriters on behalf of such Initial Selling Securityholder, to authorize the delivery of those Securities to be sold by such Initial Selling Securityholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Initial Selling Securityholder in connection with this Agreement.

                  (ii) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Initial Selling Securityholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Initial Selling Securityholder of this Agreement, and the sale and delivery of Securities to be sold by such Initial Selling Securityholder under this Agreement have been obtained and are in full force and effect; such Initial Selling Securityholder has full right, power and authority to enter into and perform her obligations under this Agreement and such Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Initial Selling Securityholder under this Agreement.

                  (jj) On the Closing Date, certificates in negotiable form for the Securities to be sold by such Initial Selling Securityholder under this Agreement on the Closing Date, together with a stock power or powers duly endorsed in blank by such Initial Selling Securityholder, will have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and thereunder.

                  (kk) The performance of this Agreement and the consummation of the transactions herein contemplated by such Initial Selling Securityholder, will not conflict with or result in a breach of, or default under, (i) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note, loan or credit agreement, the Bylaws, the Articles of Incorporation or other agreement or instrument to which such Initial Selling Securityholder is a party or by which such Initial

Selling Securityholder is or may be bound or to which any of her property is or may be subject, or (ii) any statute, judgment, decree, order, rule or regulation applicable to such Initial Selling Securityholder of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over such Initial Selling Securityholder or any of such Initial Selling Securityholder's activities or properties; this Agreement when executed and delivered by the Initial Selling Securityholder and, to the extent this Agreement is a binding agreement of the Underwriters, constitutes the valid and binding agreement of such Initial Selling Securityholder, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law.

                  (ll) Such Initial Selling Securityholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, and with the Preliminary Prospectus and the Prospectus, as supplemented, if applicable, to the date hereof, and has no knowledge of any fact, condition or information not disclosed in the Registration Statement and Prospectus, as so supplemented, if applicable, which has adversely affected or could adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company; and the information relating to such Initial Selling Securityholder and the Securities and other securities of the Company owned by Initial Selling Securityholder that is set forth in such Registration Statement and Prospectus, as so supplemented, does not and at the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such information, in light of the circumstances under which they were made, not misleading and all information furnished by or on behalf of such Initial Selling Securityholder for use in the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto is, and, at the Closing Date will be true and complete in all material respects; and such Initial Selling Securityholder is not prompted to sell the Securities to be sold by such Initial Selling Securityholder under this Agreement by any information concerning the Company which is not set forth in the Prospectus, as so supplemented.

                  (mm) Nothing has come to the attention of such Initial Selling Securityholder to cause such Initial Selling Securityholder to believe that the Company's representations and warranties contained in this Agreement are not accurate in all material respects.

                  (nn) There is not pending or threatened against such Initial Selling Securityholder any action, suit or proceeding (or circumstances that may give rise to the same) which (i) questions the validity of this Agreement, the Custody Agreement, the Power of Attorney or of any action taken or to be taken by such Initial Selling Securityholder pursuant to or in connection with any of the foregoing; or (ii) which is required to be disclosed in the Registration Statement and the Prospectus which is not disclosed and such proceedings which are summarized in all material respects.

                  (oo) No stamp duty or similar tax is payable by or on behalf of the Underwriters in connection with (i) the sale of the Securities to be sold by such Initial Selling Securityholder; (ii) the purchase by the Underwriters of the Securities to be sold by such Initial Selling Securityholder; (iii) the consummation by such Initial Selling Securityholder of any of its obligations under this Agreement, the Custody Agreement or the Power of Attorney; or (iv) resales of the Securities in connection with the distribution contemplated hereby.

                  (pp) Except as set forth in the Prospectus, such Initial Selling Securityholder does not have any registration rights with respect to any securities of the Company; and such Initial Selling Securityholder does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other stockholder of the Company.

                  (qq) Such Initial Selling Securityholder has not since the filing of the initial Registration Statement (i) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, Common Stock, or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except for the sale of the Securities to the Underwriters under this Agreement and except as otherwise permitted by law).

                  (rr) Such Initial Selling Securityholder has not taken, and will not take, directly or indirectly, any action which has constituted or which might reasonably be expected to cause or result in stabilization of the price of any security of the Company to facilitate the distribution of the Securities.

                  (ss) Such Initial Selling Securityholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement, the Custody Agreement and the Power of Attorney at or prior to the Closing Date and will advise one of its Attorneys-in-Fact prior to the Closing Date, as the case may be, if any statement to be made on behalf of such Initial Selling Securityholder in this Agreement contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading if made as of such Closing Date, as the case may be.

                  (tt) Any certificate signed by or on behalf of such Initial Selling Securityholder and delivered to the Underwriters shall be deemed a representation and warranty by such Initial Selling Securityholder to the Underwriters as to the matters covered thereby.

         2. Purchase, Sale and Delivery of the Securities and Representative's Warrants.

                  (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Initial Selling Securityholder agree to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Initial Selling Securityholder, as the case may be, at a price of $2.70 (90% of the public offering price) per share of Common Stock and $.18 (90% of the public offering price) per Warrant, that number of Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustment as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares of Common Stock or Warrants, plus any additional number of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 1 hereof.


                  (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any part of the Option Shares (up to an aggregate of an additional 210,000 shares of Common Stock and 240,000 Warrants) at a price of $2.70 (90% of the public offering price) per share and $.18 (90% of the public offering price) per Warrant. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

                  (c) Payment of the purchase price for, and delivery of securities for, the Securities shall be made at the offices of the
Representative at 150 East Palmetto Park Road, Suite 380, Boca Raton, Florida 33432, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (Florida time) on __________, 1996, or at such other time and date as shall be agreed upon by the Representative and the Company, but not less than three (3) nor more than seven (7) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called
"Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for and delivery of certificates for, such Option Securities shall be made at the above-mentioned firm office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on the Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, severally and not jointly, of the purchase price for the Securities and the Option Securities, if any, by New York Clearing House funds. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates for the Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the Option Closing Date, as the case may be.


                  (d) On the Closing Date, the Company shall issue and sell to the Representative the Representative's Warrants at a purchase price of $250, which warrants shall entitle the holders thereof to purchase an aggregate of 120,000 shares of Common Stock and 160,000 Warrants. The Representative's Warrants shall be exercisable for a period of five years commencing one year following the effective date of the Registration Statement at a price equaling one hundred thirty percent (130%) ($3.90 per Share and $.26 per Warrant) of the initial public offering price of the Securities. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.4 to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.

         3. Public Offering of the Securities. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Securities (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Securities has been completed to such extent as the Representative, in its sole discretion deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.


         4. Covenants and Agreements of the Company and Initial Selling Security holder. The Company and Initial Selling Securityholder covenants and agrees with each of the Underwriters as follows:


                  (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Securities by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

                  (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

                  (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement; and (ii) the fifth business day after the effective date of the Registration Statement.

                  (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations) and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Atlas, Pearlman, Trop & Borkson, P.A. ("Underwriters' Counsel"), shall object.

                  (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information; however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

                  (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable effort to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities or the Representative's Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

                  (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its securityholders, in the manner specified in Rule 158(b) of the Rules and Regulations, and will deliver to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

                  (h) During a period of three years after the date hereof, the Company will furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and will deliver to the Representative:

                           i) Concurrently with furnishing such quarterly reports to its shareholders, statements of income of the Company for each quarter in the form furnished to the Company's shareholders and certified by the Company's principal financial or accounting officer;

                           ii) concurrently with furnishing such annual reports to its shareholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, shareholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                           iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders;

                           iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, NASDAQ/SmallCap or any other securities exchange;

                           v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company; and

                           vi) any additional information of a public nature concerning the Company or its business which the Representative may request.

                  During such three-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (i) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                  (j) The Company will furnish to the Representative or on the Represen- tative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may reasonably request.


                  (k) On or  before  the  effective  date  of  the  Registration
Statement, the Company shall provide the Representative with true copies of duly executed, legally binding and enforceable Lock-up Agreements pursuant to which for a period of twenty-four (24) months from the effective date of the Registration Statement, shareholders of the Company owning shares of Common Stock and holders of securities exchangeable or exercisable for or convertible into shares of Common Stock (owning Warrants) agree that it or he or she will not directly or indirectly, publicly issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representative; provided, however, that the holders, set forth in the Alternate Prospectus contained as part of the Registration Statement, of an aggregate 482,000 shares of Common Stock shall be permitted to sell their securities as described in the Registration Statement and that the holders of the 300,000 Warrants included in the Registration Statement under the Alternate Prospectus shall be permitted to sell their securities at any time after eighteen (18) months following the effective date of the Registration Statement. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers. Except for the issuance of shares of capital stock by the Company in connection with a dividend, recapitalization, reorganization or similar transaction or as a result of the exercise of warrants or outstanding options disclosed in the Registration Statement, the Company shall not, for a period of eighteen (18) months following the Closing Date, directly or indirectly, offer, sell, issue or transfer any shares of its capital stock, or any security exchangeable or exercisable for, or convertible into, shares of the capital stock, without the prior written consent of the Representative, except the Company may issue options, not to exceed 300,000 options (without the prior written consent of the Representative) pursuant to the Company's Stock Option Plan.

                  (l) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                  (m) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

                  (n) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 7(1) hereof.

                  (o) The Company shall cause the Common Stock and Warrants to be quoted on NASDAQ SmallCap and for a period of three years from the date hereof, use its best efforts to maintain the NASDAQ SmallCap quotation of the Common Stock or, upon the written consent of the Representative, quotation on a principal stock exchange.

                  (p) For a period of three years from the Closing Date, the Company shall furnish to the Representative at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock if such transfer sheets have been furnished to the Company by its transfer agent at no additional cost, (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel.

                  (q) As soon as practicable, (i) but in no event more than five business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities; and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and to continue such inclusion for a period of not less than five (5) years.

                  (r) Until the completion of the distribution of the Securities, the Company shall not without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

                  (s) For a period equal to the lesser of (i) five (5) years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representative's Securities.

                  (t) For a period of two (2) years after the effective date of the Registration Statement, the Representative shall have the right to designate one individual to be elected to the Company's Board of Directors (the "Board") and the Company shall use its best efforts to cause such designee to be elected to the Board. In the event the Representative shall not have designated such individual at the time of any meeting of the Board or such person is unavailable to serve, then for a period of two (2) years after the effective date of the Registration Statement, the Company shall timely notify the Representative of each meeting of the Board and an individual selected by the Representative shall be permitted to attend all meetings of the Board. In addition, the Company shall send to the Representative's designee all notices and other correspondence and communications sent by Company to members of the Board at least two (2) days before any meeting, if applicable. The Company shall reimburse the Representative's designee for all reasonable expenses incurred in connection with his service on, or attendance of, meetings of the Board to the same extent as is provided to all non-employee members of the Board of Directors.

                  (u) On or before the effective date of the Registration Statement, the Company shall have an authorized capital stock acceptable to the Representative including, without limitation, any stock option plans of the Company.


                  (v) On or before the effective date of the Registration Statement, the Company shall have (i) entered into an employment agreement with each of Theodora Landgren and Charles D. Cascio in the forms filed as Exhibits
10.2 and 10.3, respectively, to the Registration Statement, and (ii) purchased, or will purchase within thirty (30) days of the Closing Date term keyman life insurance on the life of Theodora Landgren. The policy shall provide for coverage in the amount of $2,000,000, and the policy shall name the Company as the sole beneficiary thereof.

                  (w) If the transactions contemplated by this Agreement are consummated, during the three (3) year period from the Effective Date, the Representative and its successors will have the right of first refusal (the "Right of First Refusal") to act (1) as underwriter, placement agent or investment banker for any and all public or private offerings of the securities, whether equity, debt or a combination of equity and debt of the Company, or any successor to or any current or future subsidiary of the Company (collectively referred to in this Section (w) as the "Company") by the Company (the "Subsequent Company Offerings") or any secondary offering (the "Secondary Offering") of the Company's securities by any principal shareholder of the Company (the "Principal Shareholders") and (2) to act as the Company's investment banker on such other transactions as may arise from time to time, including without limitation, acting as financial advisor or intermediary in connection with merger and acquisition opportunities "introduced to the Company" by Werbel-Roth Securities, Inc. Accordingly, if during such period the Company intends to make a Subsequent Company Offering, the Company receives notification from any of the such Principal Shareholders of its securities of such holders' intention to make a Secondary Offering, or the Company proposes a merger, acquisition or disposition of assets, the Company shall notify the Representative in writing of such intention and of the proposed terms of the offering or transaction. The Company shall thereafter promptly furnish the Representative with such information concerning the business, condition and prospects of the Company as the Representative may reasonably request. If, within thirty (30) business days of the receipt of such notice of intention and statement of terms, the Representative does not accept in writing such offer to act as underwriter, placement agent or investment banker with respect to such offering upon the terms proposed, the Company and each of the Principal Shareholders shall be free to negotiate terms with other underwriters with respect to such offering and to effect such offering on such proposed terms within six

(6) months after the end of such ten (10) business days. Before the Company and/or any of the Principal Shareholders shall accept any modified proposal from such other underwriter, placement agent or investment banker, the Representative's preferential right shall be reinstated in the same procedure with respect to such modified proposal as provided above shall be adopted. The failure by the Representative to exercise its Right of First Refusal in any particular instance shall not affect in any way such right with respect to any other Subsequent Company Offering or Secondary Offering.

                  (x) The Underwriter and its successors will have a Right of First Refusal for a period of three (3) years from the Effective Date to purchase for the Representative's account or to sell for the account of the Company's principal stockholders any securities sold pursuant to Rule 144 under the Act. Each of the principal stockholders agrees to consult with the Representative with respect to any such sales and will offer the Representative the exclusive opportunity to purchase or sell such securities on terms at least as favorable to such principal stockholders as they can secure elsewhere. If the Underwriter fails to accept in writing any such proposal for sale by such principal stockholders within three (3) business days after receipt of a notice containing such proposal, then the Representative shall have no claim or right with respect to any such sales contained in any such notice. If, thereafter, such proposal is modified in any material respect, such principal stockholders shall adopt the same procedure as with respect to the original proposal.

                  (y) The Company agrees to pay the Underwriter a warrant solicitation fee of 4.0% of the exercise price of any of the Warrants exercised beginning one (1) year after the Effective Date (not including warrants exercised by the Underwriter) if (a) the market price of the Company's Common Stock on the date the Warrant is exercised is greater than the exercise price of the Warrant, (b) the exercise of the Warrant was solicited by the Underwriter,
(c) the Warrant is not held in a discretionary account, (d) disclosure of the compensation arrangement is made upon the sale and exercise of the Warrants, (e) soliciting the exercise is not in violation of Rule 10b-6 under the Exchange Act, and (f) solicitation of the exercise is in compliance with the NASD Notice to Members 81-38 (September 22, 1981), including without limitation, the designation of the soliciting agent in writing by a warrantholder.

                  (z) The Company shall on the Closing Date, enter into a financial advisory agreement ("Consulting Agreement") with the Representative for a term of three (3) years commencing on the Effective Date which will provide that the Underwriters will be paid a consulting fee of $15,326.67 per annum, payable in full ($45,980) on the Closing Date.

         5.       Payment of Expenses.

                  (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid as fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto which fees shall not exceed $5,000) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, if any, the Selling Agreements, if any, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Securities and the purchase by the Representative of the Representative's Warrants from the Company, and (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the statues of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum," "Legal Investments Survey," if any, and the "Final Blue Sky Memorandum" and disbursements and fees of counsel in connection therewith, it being agreed that Underwriter's Counsel shall perform the required "Blue Sky" legal services for the account of the Company, which fees shall not exceed $35,000 (exclusive of disbursements and expenses) (v) advertising costs and expenses, consisting of the Company's travel costs and preparation expenses in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and one "tomb-stone" advertisement in The Wall Street Journal, (vi) fees and expenses of the transfer agent and registrar,
(vii) the fees payable to the Commission and the NASD, and (viii) the fees and expenses incurred in connection with the listing of the Securities with the NASDAQ/SmallCap and any other exchange.


                  (b) The Initial Selling Share Holder agrees that she will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable
(i) upon the sale, issuance or delivery of the Securities sold by such Selling Share Holder, (ii) upon the purchase by the Underwriters of the Securities sold by such Initial Selling Securityholder, (iii) upon resales of the Securities sold by such Initial Selling Securityholder in connection with the distribution contemplated hereby or (iv) in connection with the consummation by such Initial Selling Securityholder of any of its obligations under this Agreement, or the Custody Agreement, and further authorizes the payment of any such amount (and any amounts payable pursuant to Section 5(c) hereof) by deduction from the proceeds of the Shares to be sold by him under this Agreement and from funds from time to time held for his account by the Custodian under the Custody Agreement.

                  (c) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(d) hereof.


                  (d) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Securities and Option Securities, if any, $25,000 of which has been paid upon the execution of the Letter of Intent between the parties hereto. The Company also agrees to pay certain due diligence fees and expenses incurred by the Representative in connection with (i) background investigation of officers, directors and the shareholder of the Company, pursuant to judgment, UCC and Commission searches and (ii) due diligence meetings for syndicate members and others.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and Initial Selling Securityholder herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, with respect to the Company as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date of the statements of the Initial Selling Securityholder and officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Initial Selling Securityholder and on and as of the Closing Date and each Option Closing Date, if any, of its or their covenants and obligations hereunder and to the following further conditions:


                  (a) The Registration Statement shall have become effective not later than 12:00 P.M., Florida time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective

Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules of Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.


                  (b) The Representative shall not have advised the Company or the Initial Selling Securityholder that either the Registration Statement, or any amendment thereto, or the Prospectus, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  (c) On or prior to the Closing Date, the Representative shall have received from Company's Counsel, and shall have used its best efforts to cause such counsel to deliver such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Representative's Warrants, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Heller, Horowitz & Feit, P.C., counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

                           i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such registration and the failure to register or so qualify would have a material adverse effect on the Company, (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; (D) the Company is and has been doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, (E) the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, condition, financial or otherwise, or the earnings, affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects or do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                           ii) the Company does not own an interest in any corporation, partnership, joint venture, trust or other business entity;

                           iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization", and to our knowledge, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representative's Warrant Agreement and as described in the Prospectus. The Securities, the Representative's Warrants and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights to rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Securities and the Representative's Securities to be sold by the Company hereunder and under the Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any shareholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities and the Representative's Securities has been duly and validly taken; and the certificates representing the Securities and the Representative's Warrants are in due and proper form. Subject to compliance with the registration provisions of the Act and applicable state registration and qualification provisions, the Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby.

         Upon the issuance and delivery pursuant to this Agreement of the Securities and the Representative's Warrants to be sold by the Company, and upon payment in full therefor the Underwriters and the Representative, respectively, will acquire good and marketable title to the Securities and Representative Warrants free and clear of any pledge, lien, charge, claim, encumbrance, security interest, or other restriction (excluding securities law restrictions) or equity of any kind whatsoever, except with respect to any actions that may have been taken or omitted to be taken by the Underwriters or the Representative after the date hereof. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters and the Representative of the Securities and the Representative's Securities, respectively, from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.

                           iv) the Registration Statement has become effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act.

                           v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments a statements or supplements thereto (other than the financial statements and the notes thereto and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                           vi) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form SB-2; or (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, legal, statutory, regulatory, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against, or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding, pending or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) which in any manner draws into question the validity or enforceability of this Agreement or the Representative's Warrant Agreement;

                           vii) the Company has full legal right, power and authority to enter into each of this Agreement and the Representative's Warrant Agreement, and to consummate the transactions provided for therein; and each of this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement and the Representative's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the

         Company pursuant to the terms of, (A) the articles of incorporation or by-laws of the Company; (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

                           viii) no consent, approval, authorization or order,and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities pursuant to the Prospectus, the issuance of the Representative's Warrants, and the Registration Statement, the performance of this Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby;

                           ix) the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;


                           x) the Company is not in breach of, or in default under, any term or provision of any material license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, shareholders' agreement, agreement with any shareholder, partnership agreement, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which any of the Company may be bound or to which the property or assets (tangible or intangible) of any of the Company is subject or affected; and the Company is not in violation of any term or provision of its Articles of Incorporation or by-laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                           xi) the statements in the Prospectus under "PROSPECTUS SUMMARY - THE COMPANY," "BUSINESS," "MANAGEMENT," "SELLING SECURITYHOLDERS," "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," "DESCRIPTION OF SECURITIES," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions are correct in all material respects;

                           xii) the Securities have been accepted for listing on NASDAQ/SmallCap.


                           xiii) the person listed under the caption "Security Ownership of Certain Beneficial Owners and Management" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                           xiv) except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                           xv) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                           xvi) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements hereof are legal, valid and binding obligations of parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                           xvii) except as described in the Prospectus, the Company does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multi-employer plan;"

                           xviii) except as set forth in the Prospectus, no officer, director of shareholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (A) an interest in the person or entity which (x) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (y) purchases from or sells or furnishes to the Company any goods or services, or (B) a beneficial interest in any contract or agreement to which the Company is a party or by which they may be bound or affected. Except as set forth in the Prospectus under "Management" or "Certain Transactions," there are no existing material agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or Principal Shareholder of the Company, or any affiliate or associate of any such person or entity.

         Such counsel shall state that during the course of its participation in the preparation of the Registration Statement and the Prospectus and the amendments thereto, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representative and they are justified in relying thereon.


                  (e) At the Closing Date, the Underwriter shall have received the favorable opinion of Heller, Horowitz & Feit, P.C. with respect to the Initial Selling Securityholder dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                           i) The Initial Selling Securityholder has full right, power and authority to enter into and to perform its obligations under this Agreement, his Power of Attorney, Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Initial Selling Securityholder under this Agreement.

                           ii) This Agreement, the Powers of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of the Selling Shareholder, and are the valid and binding obligations of such Initial Selling Securityholder, enforceable against such Initial Selling Securityholder in accordance with their respective terms;

                           iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Securities to be sold by the Initial Selling Securityholder, will not result in a breach or violation of, or constitute a default under, any will, license, contract indenture, mortgage, voting trust agreement, shareholders' agreement, deed of trust, note, loan or credit agreement, or other agreement or instrument to which such Initial Selling Securityholder is a party or by which such Initial Selling Securityholder is or may be bound or to which any of such Initial Selling Securityholder's property is or may be subject or any indebtedness, statue, judgment, decree, order, rule or regulation applicable to such Initial Selling Securityholder of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign having jurisdiction over such Initial Selling Securityholder or any of his or its activities or properties;

                           iv) To the  best  of  such  counsel's  knowledge,  no
         consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over such Initial Selling Securityholder, or any of his respective properties or assets is required for the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Securities to be sold by such Initial Selling Securityholder, except the registration under the Act of the Shareholder Securities and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shareholder Securities to be sold by the Underwriters; and

                           v)  Upon  delivery  of the  Securities  set  forth on
         Schedule A hereto to be sold by such  Initial  Selling  Securityholder, and the receipt of payment therefor pursuant hereto, good, valid and marketable title to such Securities and, free and clear of all liens, charges, encumbrances, equities, claims, pledges, security interests, restrictions, shareholders' agreements, voting trusts, community property rights, or defects in title whatsoever will pass to the Underwriters.


                  (f) At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Heller, Horowitz & Feit, P.C., counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel confirming as of such Option Closing Date the statements made by Heller, Horowitz & Feit, P.C., in the opinion delivered on the Closing Date with respect to the Option Securities.

                  (g) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

                  (h) Prior to each of the Closing and each Option Closing Date, if any (1) there shall been no adverse change or development involving a prospective change in the condition, financial or otherwise, prospects, shareholder's equity with the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (2) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is adverse to the Company; (3) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (4) the Company shall not have issued any securities (other than Securities and the Representatives Warrants) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (5) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (6) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (7) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

                  (i) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                           i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                           ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, after due inquiry are contemplated or threatened under the Act;

                           iii) Each Preliminary Prospectus, the Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein; and

                           iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus,
         (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and
         (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus, which has not been set forth.

References to the  Registration  Statement and the Prospectus in this subsection
(i) are to such documents as amended and supplemented at the date of such certificate.


                  (j) At the Closing Date, if any, the Representative shall have received a certificate of an Attorney-in-Fact for the Initial Selling Securityholder, dated as of such date, to the effect that (i) the representations and warranties of such Initial Selling Securityholder, contained herein and in the Custody Agreement are true and correct with the same force and effect as though expressly made at and as of such Closing Date, (ii) such Initial Selling Securityholder has reviewed the Prospectus, and any supplements thereto, and the information relating to such Initial Selling Securityholder and such Initial Selling Securityholder's shares of Common Stock and other securities of the Company owned by such Initial Selling Securityholder that is set forth in the Prospectus, and any supplements thereto, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, and all of the information furnished by or on behalf of such Initial Selling Securityholder for use in the Prospectus is true, correct and complete in all respects.

                  (k) The Underwriter shall have the obligation to satisfy the requirements set forth by the rules and regulations of the NASD as to the amount of compensation allowable or payable to the Underwriters and, accordingly, by the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

                  (l) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from Votta and Company:

                           i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;


                           ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representative may rely upon the opinion of Votta and Company with respect to the financial statements and supporting schedules included in the Registration Statement;

                           iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to its attention which would lead it to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the shareholder's equity or net assets of the Company as compared with amounts shown in the ____________, 1996 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the
         Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease; and (C) during the period from _________, 1996, to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company, as compared with the corresponding period beginning ______________, 1996, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease; setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks).

                           iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                           v) stating that they have not during the immediately preceding five-year period brought to the attention of any of the Company's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls;

                           vi) statements as to such other  matters  incident to
         the  transaction   contemplated   hereby  as  the   Representative  may
         reasonably request.


                  (m) At Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Votta and Company a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm those statements made in the letter furnished pursuant to subsection (l) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in subsection (l) of this Section with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such subsection (l).


                  (n) On each of Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Securities.

                  (o) No order suspending the sale of the Securities in any jurisdiction, which in the judgment of the Representative is material to Closing of the transaction, designated by the Representative pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.


                  (p) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit 4.4 to the Registration Statement in final form and substance satisfactory to the Representative, and
(ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.


                  (q) On or before Closing Date, the Securities shall have been duly approved for quotation on NASDAQ/SmallCap, subject to official notice of issuance.

                  (r) On or before Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements, in form and substance reasonably satisfactory to the Representative's Counsel.


                  (s) On or before the  Closing  Date,  the  Company  shall have
executed  and  delivered  to  the   Representative   the  Consulting   Agreement
substantially in the form filed as Exhibit ____.

                  If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7.       Indemnification.


                  (a) The Company and the Initial Selling Securityholder, severally but not jointly agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 12 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained
(i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ/SmallCap or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

                  The  indemnity  agreement in this  subsection  (a) shall be in
addition  to  any   liability   which  the   Company  or  the  Initial   Selling
Securityholder may have at common law or otherwise.

                  (b) Each of the Underwriters agree severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, proposed directors, each of its officers who has signed the Registration Statement, counsel for the Company, the Initial Selling Share Holder, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company and the Initial Selling Share Holder to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

                  (c) Promptly after receipt by an indemnified  party under this
Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded, based upon an opinion of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel, in addition to any local counsel, separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of this Section 7 provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where each of the Company or the Initial Selling Share Holder are contributing parties and the Underwriters are the indemnified party, the relative benefits received by the Company or Initial Selling Share Holder on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses)
bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Initial Selling Share Holder, or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), except to the extent that such party or parties were adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, Selling Securityholder, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters and the Representative, as the case may be.

         9. Effective Date. This Agreement shall become effective at 10:00 a.m., Florida time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for the sale to the public; provided however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

         10.      Termination.


                  (a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has disrupted, or in the Representative's opinion will in the immediate future disrupt the financial markets, and such events have a material and adverse impact on the market for the Securities; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, or the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (vii) if there shall have been such a material adverse change in the conditions or prospects of the Company as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (viii) if there shall have been a material adverse change in the general market, political or economic conditions, in the United States or elsewhere, that have a material and adverse impact on the securities market generally


                  (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Representative for all of its actual and reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section
12) then, the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 6(d) above). In addition, the Company shall remain liable for all reasonable Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangement within such 24- hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the total number of Securities to be purchased on such date, the non-defaulting  Underwriters  shall be  obligated  to  purchase  the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the total number of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters, or the Company.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

         In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.


         12. Default by the Company and/or Initial Selling Securityholder. If the Company or Selling Securityholder shall fail at the Closing Date or the Company shall fail at any Option Closing Date, to sell and deliver the number of Securities which it or they are obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the
Underwriters may at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5,
Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company or Initial Selling Securityholder from liability, if any, in respect of such default.

         13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Werbel-Roth Securities, Inc., 150 East Palmetto Park Road, Suite 380, Boca Raton, Florida 33432, Attention: Howard Roth, with a copy to Atlas, Pearlman, Trop & Borkson, P.A., New River Center, Suite 1900, 200 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, Attention: Charles B. Pearlman, Esq. Notices to the Company shall be directed to the Company at 7703 Maple Avenue, Pennsauken, New Jersey 08109 Attention: Ms. Theodora Landgren, President, with a copy to Heller, Horowitz & Feit, P.C., 292 Madison Avenue, New York, New York 10017, Attention: Irving Rothstein.


         14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company, Selling Securityholder and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida without giving effect to the choice of law or conflict of laws principles. The parties hereto agree that any action, proceeding or claim against it arising out of or in any way related to this Agreement shall be brought and enforced in the courts of the State of Florida or the United States of America for the Southern District of Florida and irrevocably submit to such exclusive jurisdiction, and hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17. Entire Agreement; Amendments. This Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative and the Company.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                            Very truly yours,

                                            THE TRANSLATION GROUP, LTD.


                                            By:________________________________
                                                 Ms. Theodora Landgren, Chairman
Confirmed and accepted as of
the date first above written.               By:________________________________
                                                 Ms. Theodora Landgren
WERBEL-ROTH SECURITIES, INC.

For itself and as Representative
of the several Underwriters named
in Schedule A hereto.

By:______________________________



MILLENNIUM SECURITIES, CORP.

By:______________________________

                                   SCHEDULE A




                                    Number of Shares        Number of Shares
Names of Underwriters               to be Purchased         to be Purchased
---------------------               ----------------        ----------------

Werbel-Roth Securties Corp.         650,000                 700,000
                                    (747,500                (805,000
                                    including over-         including over-
                                    allotment)              allotment)
Millennium Securities Corp.         750,000                 900,000
                                    (862,500                (1,035,000
                                    including over-         including over-
                                    allotment)              allotment)

Total                               1,400,000               1,600,000
                                    =========               =========